UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 8, 2005
Date of Report (Date of earliest event reported) _____________________________

Inform Worldwide Holdings, Inc.
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Florida      0-29994     20-3379902
___________________________________________________________________________________________
(State or other jurisdiction (Commission   (IRS Employer
of incorporation) File Number)    Identification No.)

2501 North Green Valley Parkway, Suite 110, Henderson, NV 89014
___________________________________________________________________________________________
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (702) 317-2300

None
_____________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

Effective August 4, 2005,Inform Worldwide Holdings, Inc. (the "Registrant") dismissed its independent auditor, Ehrhardt Keefe Steiner & Hottman, PC ("EKS&H").

The report of EKS&H on the Registrant's consolidated financial statements as of and for the years ended June 30, 2003 and 2004 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. However, the report did contain a modification paragraph related to an uncertainty as a result of substantial doubt about the Registrant's ability to continue as a going concern.

The decision to change accountants was approved by the Registrant's Board of Directors.

During the two most recent fiscal years and the subsequent interim period through August 4, 2005 there were no disagreements between the Registrant and EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EKS&H, would have caused EKS&H to make reference to the subject matter of the disagreements in connection with his reports on the financial statements for such periods.

Regulation S-K Item 304(a)(1)(v) is not applicable to this Report.

On September 8, 2005, the Registrant engaged Stark Winter Schenkein, & Co., LLP (SWS) as the Registrant's independent accountant to report on the Registrant's balance sheet as of June 30, 2005, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint SWS was approved by the Registrant's Board of Directors.

During the Registrant's two most recent fiscal years and the subsequent interim period prior to the engagement of SWS, neither the Registrant nor anyone on the Registrant's behalf consulted with SWS regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event," as those terms are defined in Regulation S-K, Items 304(a)(1)(iv) and 304(a)(1)(v).

The Registrant provided the former accountant with a copy of the Current Report before its filing with the Commission. The Registrant requested the former accountant to furnish the Registrant with a letter addressed to the Commission stating whether they agree with the statements made by the Registrant in that Report and, if not, stating the respects in which they do not agree. The Registrant has filed the former auditor's letter as an exhibit to this Current Report.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

On September 08, 2005, Randy Betts resigned as a director of Inform Worldwide Holdings, Inc. Mr. Betts' resignation was not based upon any disagreement with us on any matter relating to our operations policies or practices.

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.

(c) Exhibits.
16.1 Letter from Ehrhardt Keefe Steiner & Hottman, PC regarding the disclosures made in this Current
Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORM WORLDWIDE HOLDINGS, INC.

Date: October 7, 2005	By:	/s/ By: /s/ Ash Mascarenhas

Title Ash Mascarenhas, Chief Executive Officer